UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                            Washington, DC 20549-1004



                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



          Date of Report (Date of earliest event reported) May 19, 2005



                           GENERAL MOTORS CORPORATION
                           --------------------------
             (Exact Name of Registrant as Specified in its Charter)



         STATE OF DELAWARE                  1-143           38-0572515
         -----------------                  -----           ----------
     (State or other jurisdiction of     (Commission     (I.R.S. Employer
     Incorporation or Organization)      File Number)   Identification No.)

     300 Renaissance Center,                              48265-3000
     Detroit, Michigan                                     (Zip Code)
     ----------------------------------------------------------------------
                    (Address of Principal Executive Offices)



        Registrant's telephone number, including area code (313) 556-5000
                                                           --------------








================================================================================

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01.  OTHER EVENTS


On Thursday, May 19, 2005, General Motors Corporation (GM) issued the following press release.

General Motors is Neutral on Tracinda Tender Offer

DETROIT - General Motors Corporation (NYSE: GM) announced today that its Board of Directors has determined that GM will express no opinion and is neutral with respect to Tracinda Corporation's tender offer to purchase up to 28 million shares of GM's common stock at a price of $31 per share. The shares sought in the tender offer represent less than 5 percent of GM's outstanding common stock. Unless extended, Tracinda's tender offer will expire on June 7, 2005 at 5:00 p.m., Eastern time.

Additional information regarding the Board's determination on the tender offer, including a copy of GM's statement on Schedule 14D-9, in which GM responds to Tracinda's tender offer, is available without charge at GM's website, "www.gm.com," or at the SEC's website, "www.sec.gov." Additionally, written requests by GM's stockholders for copies of GM's statement on Schedule 14D-9 can be directed to Morrow & Co., Inc., 445 Park Avenue - 5th Floor, New York, NY 10022, Attn: General Motors 14D-9 Requests, and telephone requests can be directed to Morrow at (877) 366-1578.

The Board and management of GM remain committed to enhancing value for all GM stockholders and will continue to communicate with stockholders regarding these matters.

General Motors, the world's largest automaker, has been the global industry sales leader since 1931. Founded in 1908, GM today employs about 321,000 people around the world. It has manufacturing operations in 32 countries and its vehicles are sold in 200 countries. More information can be found at www.gm.com. For additional media information, visit http://media.gm.com.


                                      # # #




                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          GENERAL MOTORS CORPORATION
                                          --------------------------
                                          (Registrant)


Date:  May 20, 2005                  By:  /s/PETER R. BIBLE
                                     ---  -----------------
                                          (Peter R. Bible,
                                           Chief Accounting Officer)